WILD OATS MARKETS, INC.
                             SELECTED FINANCIAL DATA
                    (In thousands, except per-share amounts)

The following data for the six fiscal quarters ended July 3, 1999 are derived from the consolidated financial statements of Wild Oats Markets, Inc. The information set forth below should be read in conjunction with our complete Supplemental Combined Financial Statements as filed on Form 8-K on September 29, 1999. Certain reclassifications have been made to prior financial statements to conform with current period presentation.

Statement of Operations:

Fiscal Quarter Ended                             March 8, 1998            June 27, 1998      September 26, 1998   January 2, 1999
                                                ------------------     ------------------    ------------------   -----------------

Sales                                             $110,972  100.0%     $  119,336 100.0%     $  117,673 100.0%    $  131,902  100.0%
Cost of goods sold and occupancy costs              77,021   69.4%         82,978  69.5%         81,793  69.5%        92,149   69.9%
                                                ------------------     ------------------    ------------------   -----------------
  Gross profit                                      33,951   30.6%         36,358  30.5%         35,880  30.5%        39,753   30.1%
Operating expenses:
Direct store expenses                               23,169   20.9%         25,122  21.1%         24,070  20.5%        27,176   20.6%
Selling, general and administrative expenses         4,763    4.3%          5,208   4.4%          5,092   4.3%         4,601    3.5%
Pre-opening expenses                                   548    0.5%            433   0.4%            802   0.7%         1,494    1.1%
Non-recurring expenses                                                        393   0.3%
                                                ------------------     ------------------    ------------------   -----------------
   Income (loss) from operations                     5,471    4.9%          5,202   4.3%          5,916   5.0%         6,482    4.9%
Other expense (income):
Interest expense (income), net                        (215)  -0.2%            (44)  0.0%             10   0.0%            19    0.0%
                                                ------------------     ------------------    ------------------   -----------------
   Income (loss) before income taxes                 5,686    5.1%          5,246   4.3%          5,906   5.0%         6,463    4.9%
Income tax expense (benefit)                         1,735    1.6%          1,713   1.4%          1,965   1.7%         2,380    1.8%
Net income (loss) before cumulative effect of
                                                ------------------     ------------------    ------------------   -----------------
   change in accounting principle                    3,951    3.5%          3,533   2.9%          3,941   3.3%         4,083    3.1%
Cumulative effect of change in accounting
   principle, net of tax
                                                ------------------     ------------------    ------------------   -----------------
Net income (loss)                                    3,951    3.5%          3,533   2.9%          3,941   3.3%         4,083    3.1%
                                                ------------------     ------------------    ------------------   ----------
Other comprehensive income:
  Foreign currency translation adjustment, net          22                      8                  (113)                 106
                                                ------------------     ------------------    ------------------   ----------
Comprehensive income                              $  3,973             $    3,541            $    3,828           $    4,189
                                                ==================     ==================    ==================   ==========
Basic net income (loss) per common share          $   0.28             $     0.25            $     0.27           $     0.28
                                                ==================     ==================    ==================   ==========
Diluted net income (loss) per common share        $   0.27             $     0.24            $     0.27           $     0.27
                                                ==================     ==================    ==================   ==========
Average common shares outstanding                   14,170                 14,397                14,434               14,453
Dilutive effect of stock options                       544                    491                   390                  417
                                                ------------------     ------------------    ------------------   ----------
Average common shares outstanding assuming
   dilution                                         14,714                 14,888                14,824               14,870
                                                ==================     ==================    ==================   ==========
Pro forma net income (1)                          $  3,466             $    3,175            $    3,609           $    3,761
                                                ==================     ==================    ==================   ==========
Pro forma basic net income per common share (1)   $   0.24             $     0.22            $     0.25           $     0.26
                                                ==================     ==================    ==================   ==========
Pro forma diluted net income per common
   share (1)                                      $   0.24             $     0.21            $     0.24           $     0.25
                                                ==================     ==================    ==================   ==========


Statement of Operations:

Fiscal Quarter Ended                                April 3, 1999           July 3, 1999
                                                 --------------------    --------------------

Sales                                             $  145,413   100.0%     $  159,921   100.0%
Cost of goods sold and occupancy costs               101,253    69.6%        110,915    69.4%
                                                 --------------------    --------------------
  Gross profit                                        44,160    30.4%         49,006    30.6%
Operating expenses:
Direct store expenses                                 30,818    21.2%         33,783    21.1%
Selling, general and administrative expenses           5,767     4.0%          6,426     4.0%
Pre-opening expenses                                     663     0.5%            937     0.6%
Non-recurring expenses                                10,894     7.5%                    0.0
                                                 --------------------    --------------------
   Income (loss) from operations                      (3,982)   -2.8%          7,860     4.9%
Other expense (income):
Interest expense (income), net                           186     0.1%            646     0.4%
                                                 --------------------    --------------------
   Income (loss) before income taxes                  (4,168)   -2.9%          7,214     4.5%
Income tax expense (benefit)                          (2,445)   -1.7%          2,743     1.7%
Net income (loss) before cumulative effect of    --------------------    --------------------
   change in accounting principle                     (1,723)   -1.2%          4,471     2.8%
Cumulative effect of change in accounting
   principle, net of tax                                 281     0.2%
                                                 --------------------    --------------------
Net income (loss)                                     (2,004)   -1.4%          4,471     2.8%
                                                 ------------            ------------
Other comprehensive income:
  Foreign currency translation adjustment, net           166                     258
                                                 ------------            ------------
Comprehensive income                              $   (1,838)             $    4,729
                                                 ============            ============
Basic net income (loss) per common share          $    (0.14)             $     0.31
                                                 ============            ============
Diluted net income (loss) per common share        $    (0.14)             $     0.30
                                                 ============            ============
Average common shares outstanding                     14,491                  14,584
Dilutive effect of stock options                                                 393
                                                 ------------            ------------
Average common shares outstanding assuming
   dilution                                           14,491                  14,977
                                                 ============            ============
Pro forma net income (1)                          $    3,658              $    3,969
                                                 ============            ============
Pro forma basic net income per common share (1)   $     0.25              $     0.27
                                                 ============            ============
Pro forma diluted net income per common
   share (1)                                      $     0.25              $     0.27
                                                 ============            ============

(1) The pro forma net income and pro forma net income per share reflect the tax adjustment for the fiscal 1999 merger with Henry's Marketplace, Inc. in a pooling of interests transaction, which included entities that were previously not taxable, as if Henry's had filed C corporation tax returns for all periods presented. For the quarter ended April 3, 1999, the pro forma net income and pro forma net income per share also exclude non-recurring expenses and the cumulative effect of change in accounting principle.